                                                                    EXHIBIT 99.2

                         UNITED STATES BANKRUPTCY COURT
                            FOR DISTRICT OF DELAWARE

In re Zany Brainy, Inc.                    Case No. 01-1749
      -----------------                             -------

                                           Reporting Period: Fiscal October 2001
                                                             -------------------
                                           (October 7, 2001 to November 3, 2001)
                                           -------------------------------------

                            MONTHLY OPERATING REPORT

 File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

                                                                                                  Document       Explanation
REQUIRED DOCUMENTS                                                                   Form No.     Attached        Attached
Schedule of Cash Receipts and Disbursements                                       MOR-1              Yes             No
     Bank Reconciliation (or copies of debtor's bank reconciliations)             MOR-1 (CON'T)      Yes             No
     Copies of bank statements                                                                       Yes             No
     Cash disbursements journals                                                                     Yes             No
Statement of Operations                                                           MOR-2              Yes             No
Balance Sheet                                                                     MOR-3              Yes             No
Status of Postpetition Taxes                                                      MOR-4              Yes             No
    Copies of IRS Form 6123 or payment receipt                                                        No             No
    Copies of tax returns filed during reporting period                                               No             No
Summary of Unpaid Postpetition Debts                                              MOR-4              Yes             No
    Listing of aged accounts payable                                                                 Yes             No
Accounts Receivable Reconciliation and Aging                                      MOR-5              Yes             No
Debtor Questionnaire                                                              MOR-5              Yes             No

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

_______________________________________
Signature of Debtor                          Date


_______________________________________
Signature of Joint Debtor                    Date


_______________________________________
Signature of Authorized Individual*          Date


John Reilly                                  President
-----------                                  ---------
Printed Name of Authorized Individual        Title of Authorized Individual


*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

                                                                        FORM MOR
                                                                          (9/99)

                                                        BANK ACCOUNTS                              CURRENT MONTH
                                   OPER.    PAYROLL    TAX     OTHER (1)  OTHER (2)  OTHER (3)  ACTUAL       PROJECTED
CASH BEGINNING  OF MONTH        $ 190.40

RECEIPTS
CASH SALES                                                                                                         -
ACCOUNTS RECEIVABLE                                                                                                -
LOANS AND ADVANCES                                                                                                 -
SALE OF ASSETS                                                                                                     -
OTHER (ATTACH LIST)                                                                                                -
TRANSFERS (FROM DIP ACCTS)                                                                                         -

    TOTAL RECEIPTS              $   0.00     $   -    $   -       $   -       $   -      $   -    $                -

DISBURSEMENTS
NET PAYROLL                                                                                                        -
PAYROLL TAXES                                                                                                      -
SALES, USE, & OTHER TAXES       $   8.97                                                                           9
INVENTORY PURCHASES                                                                                                -
SECURED/ RENTAL/ LEASES                                                                                            -
INSURANCE                       $   4.50                                                                           5
ADMINISTRATIVE                  $  22.68                                                                          23
SELLING                                                                                                            -
OTHER (ATTACH  LIST)                                                                                               -
                                                                                                                   -
OWNER DRAW *                                                                                                       -
TRANSFERS (TO DIP ACCTS)                                                                                           -
TRANSFERS TO TRUST ACCT                                                                                            -
PROFESSIONAL FEES               $  35.10                                                                          35
U.S. TRUSTEE QUARTERLY FEES     $  11.25                                                                          11
COURT COSTS                                                                                                        -
TOTAL DISBURSEMENTS             $  82.50     $   -    $   -       $   -       $   -      $   -                    82

NET CASH FLOW                    ($82.50)    $   -    $   -       $   -       $   -      $   -    $              (82)
(RECEIPTS LESS DISBURSEMENTS)

CASH - END OF MONTH             $ 107.91     $   -    $   -       $   -       $   -      $   -    $            107.9

* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

                     THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT MONTH ACTUAL COLUMN)

TOTAL DISBURSEMENTS
  LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS
  PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts) TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES

In re Zany Brainy, Inc.                                         Case No. 01-1749
      -----------------                                                  -------
                        Debtor

     Reporting Period: Fiscal October 2001 (October 7, 2001 to November 3, 2001)

                              BANK RECONCILIATIONS

                          Continuation Sheet for MOR-1

A bank reconciliation must be included for each bank account. The debtor's bank reconciliation may be substituted for this page.

                                                Operating               Payroll                 Tax                   Other
                                          #                   #                       #                    #
BALANCE PER BOOKS

BANK BALANCE

(+) DEPOSITS IN TRANSIT (ATTACH LIST)
(-) OUTSTANDING CHECKS (ATTACH LIST)                      SEE RECONCILIATIONS ATTACHED.
OTHER  (ATTACH EXPLANATION)
ADJUSTED BANK BALANCE *
* Adjusted bank balance must equal
    balance per books

DEPOSITS IN TRANSIT                         Date      Amount       Date       Amount      Date      Amount       Date        Amount







CHECKS OUTSTANDING                          Ck. #     Amount       Ch. #      Amount      Ck. #     Amount       Ck. #       Amount

OTHER

                                                              FORM MOR-1 (CON'T)
                                                                          (9/99)

In re Zany Brainy, Inc.                                         Case No. 01-1749
      -----------------                                                  -------
                          Debtor

     Reporting Period: Fiscal October 2001 (October 7, 2001 to November 3, 2001)


                             STATEMENT OF OPERATIONS
                               (Income Statement)
                                     (000s)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

                                                                                                   Cumulative
REVENUES                                                                              Month      Filing to Date
Gross Revenues                                                                      $    0.0       $  87,674.9
Less: Returns and Allowances                                                        $    0.0         ($5,076.7)
                                                                                    --------       -----------
Net Revenue                                                                         $    0.0       $  82,598.2

COST OF GOODS SOLD
Beginning Inventory                                                                 $    0.0       $ 105,333.3
Add: Purchases                                                                      $    0.0       $  52,360.7
Add: Cost of Labor                                                                  $    0.0       $       0.0
Add: Other Costs (attach schedule)                                                  $    0.0       $       0.0
Less: Ending Inventory                                                              $    0.0       $ 104,755.7
                                                                                    --------       -----------
Cost of Goods Sold                                                                  $    0.0       $  52,938.4
                                                                                    --------       -----------
Gross Profit                                                                        $    0.0       $  29,659.8

OPERATING EXPENSES
Advertising                                                                         $    0.0       $   5,003.1
Auto and Truck Expense                                                              $    0.0       $       0.0
Bad Debts                                                                           $    0.0             ($1.1)
Contributions                                                                       $    0.0       $       0.0
Employee Benefits Programs                                                          $    0.0       $   1,961.1
Insider Compensation*                                                               $    4.4       $     229.8
Insurance & Insurance Consulting                                                    $    5.5       $     289.8
Management Fees/Bonuses                                                             $    0.0       $      73.4
Office Expense                                                                      $    0.0       $      22.3
Pension & Profit-Sharing Plans                                                      $    0.0       $       0.0
Repairs and Maintenance                                                             $    0.0       $     905.4
Rent and Lease Expense                                                              $    0.0       $  13,515.8
Salaries/Commissions/Fees                                                           $    0.0       $  15,050.8
Supplies                                                                            $    0.2       $   1,044.7
Taxes - Payroll                                                                     $    0.0       $   1,144.6
Taxes - Real Estate                                                                 $    0.0       $   1,720.1
Taxes - Other                                                                       $    9.0       $      91.6
Travel and Entertainment                                                            $    0.0       $     477.5
Utilities                                                                           $    0.0       $   2,222.3
Other (attach schedule)                                                             $   58.0       $  19,954.2
                                                                                    --------       -----------
Total Operating Expenses Before Depreciation                                        $   77.0       $  63,705.3
Depreciation/Depletion/Amortization                                                 $    0.0       $   4,833.0
                                                                                    --------       -----------
Net Profit (Loss) Before Other Income & Expenses                                      ($77.0)       ($38,878.5)

OTHER INCOME AND EXPENSES
Other Income (attach schedule)                                                      $    0.0       $       0.0
Interest Expense                                                                    $    0.0       $   5,696.6
Other Expense (attach schedule)                                                     $    0.0       $   3,549.8
                                                                                    --------       -----------
Net Profit (Loss) Before Reorganization Items                                         ($77.0)       ($48,124.9)

REORGANIZATION ITEMS
Professional Fees                                                                   $  228.1       $   4,214.6
U. S. Trustee Quarterly Fees                                                        $   11.3       $      11.3
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)        $    0.0       $       0.0
Gain (Loss) from Sale of Equipment                                                  $    0.0       $       0.0
Other Reorganization Expenses (attach schedule)                                     $    0.0       $      12.5
                                                                                    --------       -----------
Total Reorganization Expenses                                                       $  239.3       $   4,238.3
Income Taxes                                                                        $    0.0       $       0.0
                                                                                    --------       -----------
Net Profit (Loss)                                                                    ($316.3)       ($52,363.2)
                                                                                    ========       ===========

*"Insider" is defined in 11 U.S.C. Section 101(31).

                                                                      FORM MOR-2
                                                                          (9/99)

In re Zany Brainy, Inc.                                         Case No. 01-1749
      -----------------
                         Debtor

     Reporting Period: Fiscal October 2001 (October 7, 2001 to November 3, 2001)

                  STATEMENT OF OPERATIONS - continuation sheet
                                     (000s)

                                                                            Cumulative
BREAKDOWN OF "OTHER" CATEGORY                                  Month      Filing to Date
Other Costs
Accounting Fees                                                    -           $   210.8
Armored Car Fees                                                   -               153.6
Bank Service Charges                                               -               172.4
Budget Contingency                                                 -                 5.2
Company Meetings and Functions                                     -                41.0
Conferences & Conventions                                          -                26.4
Consulting Fees                                                    -                52.0
Credit Card Fees                                                   -             1,163.1
Employee Relocation                                                -                24.6
Freight/Postage/Shipping                                           -             1,614.1
Inventory Fees                                                     -               119.7
Inventory Adjustments                                              -            14,432.8
Legal Fees                                                         -                37.2
Miscellaneous                                                      -             1,567.8
Other                                                              -                65.6
Other Professional Fees                                            -                60.4
Payroll Processing Fees                                            -                79.2
Recruiting                                                         -                71.7
Temporary Services                                                 -                86.9
Unicap Adjustment/Other                                            -               (92.5)
Training                                                           -                 4.2
                                                             -------           ---------
                                                             $  0.00           $19,896.2
                                                             =======           =========

Other Operational Expenses
Bankruptcy Services                                          $  35.1           $    35.1
Stock Transfer Agent                                         $   0.7           $     0.7
Legal Notice Publication                                     $  22.1           $    22.1
                                                             -------           ---------
                                                             $  58.0           $    58.0
                                                             =======           =========


Other Income
None

Other Expenses
Royalty Expense                                                    -           $ 3,549.8
                                                             -------           ---------

                                                                   -           $ 3,549.8
                                                             =======           =========
Other Reorganization Expenses
Bankruptcy Services, LLC                                           -
                                                             -------

                                                             -------
                                                                   -
                                                             =======

Reorganization Items - Interest Earned on Accumulated Cash from Chapter 11:
Interest earned on cash accumulated during the chapter 11 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.

                                                              FORM MOR-2 (CON'T)
                                                                          (9/99)

In re Zany Brainy, Inc.                                       Case No.   01-1749
      -----------------                                                  -------
                         Debtor

  Reporting Period:    Fiscal October 2001 (October 7, 2001 to November 3, 2001)

                                  BALANCE SHEET
                                     (000s)

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

                                                                                   BOOK VALUE AT END OF           BOOK VALUE ON
                                  ASSETS                                         CURRENT REPORTING MONTH          PETITION DATE
CURRENT ASSETS
Unrestricted Cash and Equivalents                                                $                 107.9        $          1,676.0
Restricted Cash and Cash Equivalents (see continuation sheet)                                          -                     407.0
Accounts Receivable (Net)                                                                              -                   2,117.0
Notes Receivable                                                                                 8,300.0                         -
Inventories                                                                                      1,600.0                  98,650.4
Prepaid Expenses                                                                                       -                   3,885.0
Professional Retainers                                                                                 -                         -
Other Current Assets (attach schedule)                                                           4,675.0                         -
                                                                                 -----------------------        ------------------
TOTAL CURRENT ASSETS                                                             $              14,682.9        $        106,735.4
PROPERTY AND EQUIPMENT
Real Property and Improvements                                                                         -                         -
Machinery and Equipment                                                                                -                  36,010.7
Furniture, Fixtures and Office Equipment                                                               -                  48,695.2
Leasehold Improvements                                                                                 -                  38,014.0
Vehicles                                                                                               -
Less Accumulated Depreciation                                                                          -                 (60,291.0)
                                                                                 -----------------------        ------------------
TOTAL PROPERTY & EQUIPMENT                                                       $                     -        $         62,428.9
OTHER ASSETS
Loans to Insiders*                                                                                     -                         -
Other Assets (attach schedule)                                                                         -                   1,391.0
                                                                                 -----------------------        ------------------
TOTAL OTHER ASSETS                                                               $                     -        $          1,391.0

TOTAL ASSETS                                                                     $              14,682.9        $        170,555.3
                                                                                 =======================        ==================

                                                                                   BOOK VALUE AT END OF           BOOK VALUE ON
            LIABILITIES AND OWNER EQUITY                                         CURRENT REPORTING MONTH          PETITION DATE
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts Payable                                                                                       -                         -
Taxes Payable (refer to FORM MOR-4)                                                                    -                         -
Wages Payable                                                                                        4.4                         -
Notes Payable                                                                                          -                         -
Rent / Leases - Building/Equipment                                                                     -                         -
Secured Debt / Adequate Protection Payments                                                            -                         -
Professional Fees                                                                                  352.6                         -
Amounts Due to Insiders*                                                                               -                         -
Other Postpetition Liabilities (attach schedule)                                                     7.2                         -
                                                                                 -----------------------        ------------------
TOTAL POSTPETITION LIABILITIES                                                   $                 364.2        $                -
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt                                                                                           -                  46,404.0
Priority Debt                                                                                          -                     953.0
Unsecured Debt                                                                                 246,295.2                 253,801.0
                                                                                 -----------------------        ------------------
TOTAL PRE-PETITION LIABILITIES                                                   $             246,295.2        $        301,158.0

TOTAL LIABILITIES                                                                $             246,659.4        $        301,158.0
OWNER EQUITY
Capital Stock                                                                                      323.1                     323.0
Additional Paid-In Capital                                                                     145,336.3                 145,336.3
Partners' Capital Account                                                                              -                         -
Owner's Equity Account                                                                                 -                         -
Retained Earnings - Pre-Petition                                                               (96,741.9)               (101,365.0)
Retained Earnings - Postpetition                                                               (52,363.2)                        -
Adjustments to Owner Equity (attach schedule)                                                 (228,530.8)               (174,897.0)
Postpetition Contributions (Distributions) (Draws) (attach schedule)                                   -                         -
                                                                                 -----------------------        ------------------
NET OWNER EQUITY                                                                 $            (231,976.5)       $       (130,602.7)

TOTAL LIABILITIES AND OWNERS' EQUITY                                             $              14,682.9        $        170,555.3
                                                                                 =======================        ==================

                                                                                 $                  (0.0)

*"Insider" is defined in 11 U.S.C. Section 101(31).
                                                                      FORM MOR-3
                                                                          (9/99)

In re Zany Brainy, Inc.                                         Case No. 01-1749
      -----------------                                                  -------
                         Debtor

     Reporting Period: Fiscal October 2001 (October 7, 2001 to November 3, 2001)


                       BALANCE SHEET - continuation sheet
                                     (000s)


                                                                             BOOK VALUE AT END OF            BOOK VALUE ON
                            ASSETS                                         CURRENT REPORTING MONTH           PETITION DATE
Other Current Assets
None

Other Assets
1,100,000 shares RTST stock                                                 $              4,675.0      $                 292.0
                                                                                                                        1,099.0
                                                                            ----------------------      -----------------------

             Total Other Assets                                             $              4,675.0      $               1,391.0
                                                                            ======================      =======================

                                                                             BOOK VALUE AT END OF            BOOK VALUE ON
                LIABILITIES AND OWNER EQUITY                               CURRENT REPORTING MONTH           PETITION DATE
Other Postpetition Liabilities

Accrued Sales tax                                                           $                    -      $                     -
Accrued Restructuring                                                                            -                            -
Accrued Hilco Financing Fees                                                                     -                            -
Accrued A/P Expense                                                                              -                            -
Due to ZB, Co Inc                                                                              7.2                            -
Due to Children's Product, Inc.                                                                  -                            -
Due to Children's Development, Inc.                                                              -                            -
                                                                                                        -----------------------
                                                                            $                  7.2      $                     -
                                                                            ======================      =======================
Adjustments to Owner Equity

Intercompany adjustments to equity for Children's Product, Inc              $            182,556.8      $             174,897.0
             and Children's Development, Inc.
Adjustment per The Right Start Transaction                                                45,974.0


                                                                            ----------------------      -----------------------
                                                                            $            228,530.8      $             174,897.0
                                                                            ======================      =======================

Postpetition Contributions (Distributions) (Draws)
None

Restricted Cash: cash that is restricted for a specific use and not available to fund operations. Typically, restricted cash is segregated into a separate account, such as an escrow account.

                                                              FORM MOR-3 (CON'T)
                                                                          (9/99)

In re Zany Brainy, Inc.                                         Case No. 01-1749
      -----------------                                                  -------
                          Debtor

                          STATUS OF POSTPETITION TAXES
                                     (000s)

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

                                               Beginning          Amount                                                    Ending
                                                  Tax          Withheld or         Amount         Date      Check No.         Tax
                                               Liability         Accrued            Paid          Paid        or EFT       Liability
Federal

Withholding                                          $ -              $ -              $ -                                      $ -
FICA-Employee                                          -                -                -                                        -
FICA-Employer                                          -                -                -                                        -
Unemployment                                           -                -                -                                        -
Income                                                 -                -                -                                        -
Other:                                                 -                -                -                                        -
                                               --------------------------------------------                               ----------
   Total Federal Taxes                               $ -              $ -              $ -                                      $ -
State and Local
Withholding                                          $ -              $ -              $ -                                      $ -
Sales                                                  -                -                -                                        -
Excise                                                 -                -                -                                        -
Unemployment                                           -                -                -                                        -
Real Property                                          -                -                -                                        -
Personal Property                                      -                -                -                                        -
Other: NJ Private Disability, NY State
       --------------------------------
       Disability, and OPT.                            -                -                -                                        -
       --------------------
   Total State and Local                             $ -              $ -              $ -                                      $ -
                                               --------------------------------------------                               ----------
Total Taxes                                          $ -              $ -              $ -                                      $ -

                      SUMMARY OF UNPAID POSTPETITION DEBTS
                                    (in 000s)

Attach aged listing of accounts payable.

                                                                          Number of Days Past Due
                                              Current        0-30         31-60        61-90         Over 90           Total
Accounts Payable                                      $ -         $ -          $ -           $ -             $ -              $   -
Wages Payable                                           -           -            -             -               -                  -
Taxes Payable                                           -           -            -             -               -                  -
Rent/Leases-Building                                    -           -            -             -               -                  -
Rent/Leases-Equipment                                   -           -            -             -               -                  -
Secured Debt/Adequate Protection Payments               -           -            -             -               -                  -
Professional Fees                                       -           -            -             -               -                  -
Amounts Due to Insiders*                                -           -            -             -               -                  -
Other:  See listing at MOR 3                            -           -            -             -               -                  -
Other:__________________________                        -           -            -             -               -                  -
                                               -------------------------------------------------------------------------------------
Total Postpetition Debts                              $ -         $ -          $ -           $ -             $ -              $   -

Explain how and when the Debtor intends to pay any past-due postpetition debts.

*"Insider" is defined in 11 U.S.C. Section 101(31).                   FORM MOR-4
                                                                     (9/99)

In re Zany Brainy, Inc.                                       Case No.   01-1749
      -----------------                                                  -------
                            Debtor

     Reporting Period: Fiscal October 2001 (October 7, 2001 to November 3, 2001)


                  ACCOUNTS RECEIVABLE RECONCILIATION AND AGING
                                    (in 000s)

A/R were purchased by The Right Start during the period

Accounts Receivable Reconciliation                                                                 Amount
Total Accounts Receivable at the beginning of the reporting period                                           $ 8,300.0
+ Amounts billed during the period                                                                                   -
- Amounts collected during the period                                                                                -
                                                                                                       ----------------
Total Accounts Receivable at the end of the reporting period                                                 $ 8,300.0
                                                                                                       ================
Accounts Receivable Aging                                                                          Amount
0 - 30 days old                                                                                              $ 8,300.0
31 - 60 days old                                                                                                     -
61 - 90 days old                                                                                                     -
91+ days old                                                                                                         -

                                                                                                       ---------------
Total Accounts Receivable                                                                                      8,300.0
Amount considered uncollectible (Bad Debt)                                                                           -

                                                                                                       ----------------
Accounts Receivable (Net)                                                                                    $ 8,300.0
                                                                                                       ================


                              DEBTOR QUESTIONNAIRE

Must be completed each month                                                                 Yes             No
1.  Have any assets been sold or transferred outside the normal course of
    business this reporting period? If yes, provide an explanation below.                                       X
2.  Have any funds been disbursed from any account other than a debtor in possession  account this reporting period? If yes, provide an explanation
    below.                                                                                                      X
3.  Have all postpetition tax returns been timely filed? If no, provide an
    explanation below.                                                                             X
4.  Are workers compensation, general liability and other necessary insurance
     coverages in effect? If no, provide an explanation below.                                     X

                                                                      FORM MOR-5
                                                                     (9/99)

                            Zany Brainy, Inc., et al
                            Case # 01-1744 - #01-1749
                            Schedule of Disbursements
                                  October, 2001

Checks
------

       Date              Check #      Amount                           Payee
       ----              -------      ------                           -----
     10/12/01             1004                  VOID
     10/12/01             1005             $8,578.00 Texas Comptroller
     10/12/01             1006               $388.00 NYC Dept of Finance
     10/16/01             1007                $43.67 Staples
     10/19/01             1008            $22,141.75 Porte Advertising
     10/19/01             1009               $250.00 U.S. Trustee
     10/19/01             1010               $250.00 U.S. Trustee
     10/19/01             1011               $250.00 U.S. Trustee
     10/19/01             1012               $250.00 U.S. Trustee
     10/19/01             1013               $250.00 U.S. Trustee
     10/19/01             1014            $10,000.00 U.S. Trustee
     10/19/01             1015            $35,096.09 Bankruptcy Services, Inc
     10/25/01             1016               $124.26 John Reilly
     10/25/01             1017               $375.00 StockTrans



  Wire Transfers
  --------------

       Date                                   Amount                       Payee
       ----                                   ------                       -----

     10/25/01             Wire                     $4,500.00 United Insurance


                                      -----------------------
Total All Disbursements                           $82,496.77
                                      =======================

                         UNITED STATES BANKRUPTCY COURT
                             FOR DISTRICT OF DELWARE

In re Children's Product, Inc.                                  Case No. 01-1747
      ------------------------

   Reporting Period: Fiscal October 2001 (October 7, 2001 to November 3, 2001)


                            MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month


Submit copy of report to any official committee appointed in the case.

                                                                                                        Document       Explanation
REQUIRED DOCUMENTS                                                                     Form No.         Attached         Attached
Schedule of Cash Receipts and Disbursements                                         MOR-1                  No               No
     Bank Reconciliation (or copies of debtor's bank reconciliations)               MOR-1 (CON'T)          No               No
     Copies of bank statements                                                                             No               No
     Cash disbursements journals                                                                           No               No
Statement of Operations                                                             MOR-2                  No               No
Balance Sheet                                                                       MOR-3                  Yes              No
Status of Postpetition Taxes                                                        MOR-4                  No               No
     Copies of IRS Form 6123 or payment receipt                                                            No               No
     Copies of tax returns filed during reporting period                                                   No               No
Summary of Unpaid Postpetition Debts                                                MOR-4                  No               No
     Listing of aged accounts payable                                                                      No               No
Accounts Receivable Reconciliation and Aging                                        MOR-5                  No               No
Debtor Questionnaire                                                                MOR-5                  No               No

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.


_______________________________________
Signature of Debtor                                    Date


_______________________________________
Signature of Joint Debtor                              Date


_______________________________________
Signature of Authorized Individual*                    Date


John Reilly                                       President
-----------                                       ---------
Printed Name of Authorized Individual             Title of Authorized Individual


*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

                                                                        FORM MOR
                                                                  (9/99)

In re Children's Product, Inc.                                  Case No. 01-1747
      ------------------------                                           -------
                     Debtor
                                      Reporting Period: Fiscal October 2001
                                      (October 7, 2001 to November 3, 2001)

                              BANK RECONCILIATIONS

                          Continuation Sheet for MOR-1

A bank reconciliation must be included for each bank account. The debtor's bank reconciliation may be substituted for this page.

                             Operating      Payroll       Tax         Other
                           #              #             #            #
BALANCE PER BOOKS

BANK BALANCE
(+) DEPOSITS IN TRANSIT (ATTACH LIST)
(-) OUTSTANDING CHECKS (ATTACH LIST)                                 SEE RECONCILIATIONS ATTACHED.
OTHER (ATTACH EXPLANATION)
ADJUSTED BANK BALANCE *
* Adjusted bank balance must equal
    balance per books

DEPOSITS IN TRANSIT   Date   Amount  Date  Amount  Date  Amount   Date   Amount

--------------------------------------------------------------------------------
 In connection with the Transaction, substantially all of the assets, including cash, was transferred to The Right Start, Inc. on September 6, 2001
--------------------------------------------------------------------------------

CHECKS OUTSTANDING    Ck. #  Amount  Ch. # Amount  Ck. # Amount   Ck. #  Amount

OTHER

                                                              FORM MOR-1 (CON'T)
                                                                    (9/99)

In re Children's Product, Inc.                                  Case No. 01-1747
      ------------------------                                           -------
                        Debtor
                                     Reporting Period: Fiscal October 2001
                                     (October 7, 2001 to November 3, 2001)

                            STATEMENT OF OPERATIONS

                               (Income Statement)
                                     (000s)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

                                                                                                              Cumulative
REVENUES                                                                           Month                    Filing to Date
Gross Revenues                                                                      $               -     $          3,227.1
Less: Returns and Allowances                                                                        -                      -
                                                                                   -------------------  ---------------------
Net Revenue                                                                         $               -     $          3,227.1
COST OF GOODS SOLD
Beginning Inventory                                                                                 -                      -
Add: Purchases                                                                                      -                      -
Add: Cost of Labor                                                                                  -                      -
Add: Other Costs (attach schedule)                                                                  -                      -
Less: Ending Inventory                                                                              -                      -
Cost of Goods Sold                                                                                  -                      -
                                                                                   -------------------  ---------------------
Gross Profit                                                                        $               -     $          3,227.1
OPERATING EXPENSES
Advertising                                                                                         -                      -
Auto and Truck Expense                                                                              -                      -
Bad Debts                                                                                           -                      -
Contributions                                                                                       -                      -
Employee Benefits Programs                                                                          -                      -
Insider Compensation*                                                                               -                      -
Insurance                                                                                           -                      -
Management Fees/Bonuses                                                                             -                      -
Office Expense                                                                                      -                      -
Pension & Profit-Sharing Plans                                                                      -                      -
Repairs and Maintenance                                                                             -                      -
Rent and Lease Expense                                                                              -                      -
Salaries/Commissions/Fees                                                                           -                      -
Supplies                                                                                            -                      -
Taxes - Payroll                                                                                     -                      -
Taxes - Real Estate                                                                                 -                      -
Taxes - Other                                                                                       -                      -
Travel and Entertainment                                                                            -                      -
Utilities                                                                                           -                      -
Other (attach schedule)                                                                             -                    2.8
                                                                                   -------------------  ---------------------
Total Operating Expenses Before Depreciation                                                        -                    2.8
Depreciation/Depletion/Amortization
                                                                                   -------------------  ---------------------
Net Profit (Loss) Before Other Income & Expenses                                    $               -     $          3,224.3
OTHER INCOME AND EXPENSES
Other Income (attach schedule)                                                                      -                      -
Interest Expense                                                                                    -                      -
Other Expense (attach schedule)                                                                     -                      -
                                                                                   -------------------  ---------------------
Net Profit (Loss) Before Reorganization Items                                       $               -     $          3,224.3
REORGANIZATION ITEMS
Professional Fees                                                                                   -                      -
U. S. Trustee Quarterly Fees                                                                        -                      -
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)                        -                      -
Gain (Loss) from Sale of Equipment                                                                  -                      -
Other Reorganization Expenses (attach schedule)                                                     -                      -
                                                                                   -------------------  ---------------------
Total Reorganization Expenses                                                                       -                      -
Income Taxes                                                                                        -                      -
                                                                                   -------------------  ---------------------
Net Profit (Loss)                                                                   $               -     $          3,224.3
                                                                                   ===================  =====================

*"Insider" is defined in 11 U.S.C. Section 101(31).

                                                                      FORM MOR-2
                                                           (9/99)

In re Children's Product, Inc.                                 Case No. 01-1747
      ------------------------                                          -------
                        Debtor

   Reporting Period: Fiscal October 2001 (October 7, 2001 to November 3, 2001)

                                  BALANCE SHEET
                                     (000s)

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

                                                                                BOOK VALUE AT END OF           BOOK VALUE ON
                                         ASSETS                                CURRENT REPORTING MONTH         PETITION DATE
CURRENT ASSETS
Unrestricted Cash and Equivalents                                                $                  -        $               5.5
Restricted Cash and Cash Equivalents (see continuation sheet)                                       -
Accounts Receivable (Net)                                                                    22,964.0                   19,737.0
Notes Receivable                                                                            138,129.0                  138,129.0
Inventories                                                                                         -
Prepaid Expenses                                                                                    -
Professional Retainers                                                                              -
Other Current Assets (attach schedule)                                                              -
                                                                           ---------------------------  -------------------------
TOTAL CURRENT ASSETS                                                             $          161,093.0        $         157,871.5
PROPERTY AND EQUIPMENT
Real Property and Improvements
Machinery and Equipment
Furniture, Fixtures and Office Equipment
Leasehold Improvements
Vehicles
Less Accumulated Depreciation
                                                                           ---------------------------  -------------------------
TOTAL PROPERTY & EQUIPMENT                                                       $                  -        $                 -
OTHER ASSETS
Loans to Insiders*
Other Assets (attach schedule)
                                                                           ---------------------------  -------------------------
TOTAL OTHER ASSETS                                                               $                  -        $                 -

TOTAL ASSETS                                                                     $          161,093.0        $         157,871.5
                                                                           ===========================  =========================

                                                                                BOOK VALUE AT END OF         BOOK VALUE ON
                              LIABILITIES AND OWNER EQUITY                    CURRENT REPORTING MONTH        PETITION DATE
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts Payable                                                                                    -                          -
Taxes Payable (refer to FORM MOR-4)                                                                 -                          -
Wages Payable                                                                                       -                          -
Notes Payable                                                                                       -                          -
Rent / Leases - Building/Equipment                                                                  -                          -
Secured Debt / Adequate Protection Payments                                                         -                          -
Professional Fees                                                                                   -                          -
Amounts Due to Insiders*                                                                            -                          -
Other Postpetition Liabilities (attach schedule)                                                    -                          -
                                                                           ---------------------------  -------------------------
TOTAL POSTPETITION LIABILITIES                                                   $                  -        $                 -
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt                                                                                        -                          -
Priority Debt                                                                                       -                          -
Unsecured Debt                                                                                      -                          -
                                                                           ---------------------------  -------------------------
TOTAL PRE-PETITION LIABILITIES                                                   $                  -        $                 -

TOTAL LIABILITIES                                                                $                  -        $                 -
OWNER EQUITY
Capital Stock                                                                                       -                          -
Additional Paid-In Capital                                                                  106,817.7                  106,817.7
Partners' Capital Account                                                                           -                          -
Owner's Equity Account                                                                              -                          -
Retained Earnings - Pre-Petition                                                             51,053.8                   51,053.8
Retained Earnings - Postpetition                                                              3,221.5                          -
Adjustments to Owner Equity (attach schedule)                                                       -                          -
Postpetition Contributions (Distributions) (Draws) (attach schedule)                                -                          -
                                                                           ---------------------------  -------------------------
NET OWNER EQUITY                                                                 $          161,093.0        $         157,871.5

TOTAL LIABILITIES AND OWNERS' EQUITY                                             $          161,093.0        $         157,871.5
                                                                           ===========================  =========================

                                                                      FORM MOR-3
*"Insider" is defined in 11 U.S.C. Section 101(31).                       (9/99)

                         UNITED STATES BANKRUPTCY COURT
                            FOR DISTRICT OF DELAWARE

In re Children's Development, Inc.                             Case No. 01-1748
      ----------------------------                                      -------

   Reporting Period: Fiscal October 2001 (October 7, 2001 to November 3, 2001)
                     --------------------------------------------------------

                            MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

                                                                                               Document        Explanation
REQUIRED DOCUMENTS                                                          Form No.            Attached         Attached
Schedule of Cash Receipts and Disbursements                                MOR-1                  No               No
    Bank Reconciliation (or copies of debtor's bank reconciliations)       MOR-1 (CON'T)          No               No
    Copies of bank statements                                                                     No               No
    Cash disbursements journals                                                                   No               No
Statement of Operations                                                    MOR-2                  No               No
Balance Sheet                                                              MOR-3                  Yes              No
Status of Postpetition Taxes                                               MOR-4                  No               No
    Copies of IRS Form 6123 or payment receipt                                                    No               No
    Copies of tax returns filed during reporting period                                           No               No
Summary of Unpaid Postpetition Debts                                       MOR-4                  No               No
    Listing of aged accounts payable                                                              No               No
Accounts Receivable Reconciliation and Aging                               MOR-5                  No               No
Debtor Questionnaire                                                       MOR-5                  No               No

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

_______________________________________
Signature of Debtor                                    Date


______________________________________
Signature of Joint Debtor                              Date


_______________________________________
Signature of Authorized Individual*                    Date

John Reilly                                       President
-----------                                       ---------
Printed Name of Authorized Individual             Title of Authorized Individual



*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

                                                                       FORM MOR
                                                                    (9/99)

In re Children's Development, Inc.                            Case No.  01-1748
      ----------------------------                                      -------
Debtor
   Reporting Period: Fiscal October 2001 (October 7, 2001 to November 3, 2001)

                              BANK RECONCILIATIONS

                          Continuation Sheet for MOR-1

A bank reconciliation must be included for each bank account. The debtor's bank reconciliation may be substituted for this page.

                                                Operating             Payroll                  Tax                  Other
                                        #                      #                     #                       #
BALANCE PER BOOKS

BANK BALANCE

(+) DEPOSITS IN TRANSIT (ATTACH LIST)
(-) OUTSTANDING CHECKS (ATTACH LIST)                                       SEE RECONCILIATIONS ATTACHED.
OTHER (ATTACH EXPLANATION)
ADJUSTED BANK BALANCE *
* Adjusted bank balance must equal
    balance per books

DEPOSITS IN TRANSIT                          Date       Amount     Date       Amount     Date        Amount      Date     Amount

---------------------------------------------------------------------------------------------------------------------------------
                         In connection with the Transaction, substantially all of the assets, including cash, was transferred to The Right Start, Inc. on September 6, 2001
---------------------------------------------------------------------------------------------------------------------------------


CHECKS OUTSTANDING                           Ck. #      Amount     Ch. #      Amount     Ck. #       Amount      Ck. #    Amount

OTHER

                                                             FORM MOR-1 (CON'T)
                                                                    (9/99)

In re Children's Development, Inc.                             Case No. 01-1748
      ----------------------------                                      -------
Debtor

                                          Reporting Period: Fiscal October 2001
                                          (October 7, 2001 to November 3, 2001)

                             STATEMENT OF OPERATIONS

                               (Income Statement)
                                     (000s)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

                                                                                                                    Cumulative
REVENUES                                                                                     Month                 Filing to Date
Gross Revenues                                                                                $             -     $         3,549.8
Less:  Returns and Allowances
                                                                                            ------------------  --------------------
Net Revenue                                                                                   $             -     $         3,549.8
COST OF GOODS SOLD
Beginning Inventory
Add: Purchases
Add: Cost of Labor
Add: Other Costs (attach schedule)
Less: Ending Inventory
Cost of Goods Sold
                                                                                            ------------------  --------------------
Gross Profit                                                                                  $             -     $         3,549.8
OPERATING EXPENSES
Advertising
Auto and Truck Expense
Bad Debts
Contributions
Employee Benefits Programs
Insider Compensation*
Insurance
Management Fees/Bonuses
Office Expense
Pension & Profit-Sharing Plans
Repairs and Maintenance
Rent and Lease Expense                                                                                                          1.0
Salaries/Commissions/Fees                                                                                                       0.7
Supplies
Taxes - Payroll
Taxes - Real Estate
Taxes - Other
Travel and Entertainment
Utilities
Other (attach schedule)                                                                                     -                   2.8
                                                                                            ------------------  --------------------
Total Operating Expenses Before Depreciation                                                                -                   4.5
Depreciation/Depletion/Amortization                                                                         -                  13.8
                                                                                            ------------------  --------------------
Net Profit (Loss) Before Other Income & Expenses                                              $             -     $         3,531.5
OTHER INCOME AND EXPENSES
Other Income (attach schedule)
Interest Expense
Other Expense (attach schedule)
                                                                                            ------------------  --------------------
Net Profit (Loss) Before Reorganization Items                                                 $             -     $         3,531.5
REORGANIZATION ITEMS
Professional Fees
U. S. Trustee Quarterly Fees
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)
Gain (Loss) from Sale of Equipment
Other Reorganization Expenses (attach schedule)
                                                                                            ------------------  --------------------
Total Reorganization Expenses
Income Taxes
                                                                                            ------------------  --------------------
Net Profit (Loss)                                                                             $             -     $         3,531.5
                                                                                            ==================  ====================

*"Insider" is defined in 11 U.S.C. Section 101(31).
                                                                     FORM MOR-2
                                                          (9/99)

In re Children's Development, Inc.
      ----------------------------
                            Debtor                            Case No.  01-1748
                                                                        -------
    Reporting Period:  Fiscal October 2001 (October 7, 2001 to November 3, 2001)

                                  BALANCE SHEET
                                     (000s)

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

                                                                          BOOK VALUE AT END OF          BOOK VALUE ON
                                    ASSETS                               CURRENT REPORTING MONTH        PETITION DATE
CURRENT ASSETS
Unrestricted Cash and Equivalents                                              $            6.5
Restricted Cash and Cash Equivalents (see continuation sheet)                                 -                          -
Accounts Receivable (Net)                                                              21,463.8                   17,914.0
Notes Receivable                                                                              -                          -
Inventories                                                                                   -                          -
Prepaid Expenses                                                                              -                          -
Professional Retainers                                                                        -                          -
Other Current Assets (attach schedule)                                                        -                          -
                                                                        ------------------------  -------------------------
TOTAL CURRENT ASSETS                                                           $       21,463.8        $          17,920.5
PROPERTY AND EQUIPMENT
Real Property and Improvements                                                                -                          -
Machinery and Equipment                                                                       -                          -
Furniture, Fixtures and Office Equipment                                                      -                          -
Leasehold Improvements                                                                        -                          -
Vehicles                                                                                      -                          -
Less Accumulated Depreciation                                                                 -                          -
                                                                        ------------------------  -------------------------
TOTAL PROPERTY & EQUIPMENT                                                     $              -        $                 -
OTHER ASSETS
Loans to Insiders*                                                                            -                          -
Other Assets (attach schedule)                                                                -                      170.0
                                                                        ------------------------  -------------------------
TOTAL OTHER ASSETS                                                             $              -        $             170.0

TOTAL ASSETS                                                                   $       21,463.8        $          18,090.5
                                                                        ========================  =========================

                                                                         BOOK VALUE AT END OF            BOOK VALUE ON
                           LIABILITIES AND OWNER EQUITY                 CURRENT REPORTING MONTH          PETITION DATE

LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts Payable                                                                              -                          -
Taxes Payable (refer to FORM MOR-4)                                                           -                          -
Wages Payable                                                                                 -                          -
Notes Payable                                                                                 -                          -
Rent / Leases - Building/Equipment                                                            -                          -
Secured Debt / Adequate Protection Payments                                                   -                          -
Professional Fees                                                                             -                          -
Amounts Due to Insiders*                                                                      -                          -
Other Postpetition Liabilities (attach schedule)                                              -                          -
                                                                        ------------------------  -------------------------
TOTAL POSTPETITION LIABILITIES                                                 $              -        $                 -
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt                                                                                  -                          -
Priority Debt                                                                                 -                          -
Unsecured Debt                                                                                -                          -
                                                                        ------------------------  -------------------------
TOTAL PRE-PETITION LIABILITIES                                                 $              -        $                 -

TOTAL LIABILITIES                                                              $              -        $                 -
OWNER EQUITY
Capital Stock                                                                                 -                          -
Additional Paid-In Capital                                                                  5.0                        5.0
Partners' Capital Account                                                                     -                          -
Owner's Equity Account                                                                        -                          -
Retained Earnings - Pre-Petition                                                       18,085.5                   18,085.5
Retained Earnings - Postpetition                                                        3,373.3                          -
Adjustments to Owner Equity (attach schedule)                                                 -                          -
Postpetition Contributions (Distributions) (Draws) (attach schedule)                          -                          -
                                                                        ------------------------  -------------------------
NET OWNER EQUITY                                                               $       21,463.8        $          18,090.5

TOTAL LIABILITIES AND OWNERS' EQUITY                                           $       21,463.8        $          18,090.5
                                                                        ========================  =========================

                                                                     FORM MOR-3
*"Insider" is defined in 11 U.S.C. Section 101(31).                      (9/99)

                         UNITED STATES BANKRUPTCY COURT
                            FOR DISTRICT OF DELAWARE

In re Noodle Kidoodle d/b/a Zany Brainy, Inc.                  Case No.  01-1744
      ---------------------------------------                            -------

   Reporting Period:  Fiscal October, 2001 (October 7, 2001 to November 3, 2001)
                      ----------------------------------------------------------


                            MONTHLY OPERATING REPORT
  File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

                                                                                                        Document      Explanation
REQUIRED DOCUMENTS                                                                    Form No.          Attached       Attached
Schedule of Cash Receipts and Disbursements                                         MOR-1                  No             No
     Bank Reconciliation (or copies of debtor's bank reconciliations)               MOR-1 (CON'T)          No             No
     Copies of bank statements                                                                             No             No
     Cash disbursements journals                                                                           No             No
Statement of Operations                                                             MOR-2                  No             No
Balance Sheet                                                                       MOR-3                  No             No
Status of Postpetition Taxes                                                        MOR-4                  No             No
     Copies of IRS Form 6123 or payment receipt                                                            No             No
     Copies of tax returns filed during reporting period                                                   No             No
Summary of Unpaid Postpetition Debts                                                MOR-4                  No             No
     Listing of aged accounts payable                                                                      No             No
Accounts Receivable Reconciliation and Aging                                        MOR-5                  No             No
Debtor Questionnaire                                                                MOR-5                  No             No

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.



_______________________________________
Signature of Debtor                                    Date


_______________________________________
Signature of Joint Debtor                              Date


_______________________________________
Signature of Authorized Individual*                    Date

John Reilly                                      President
-----------                                      ---------
Printed Name of Authorized Individual            Title of Authorized Individual


*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

                                                                        FORM MOR
                                                                       (9/99)

                         UNITED STATES BANKRUPTCY COURT
                            FOR DISTRICT OF DELAWARE

In re Children's Distribution, LLC                             Case No.  01-1746
      ----------------------------                                       -------

     Reporting Period: Fiscal October 2001 (October 7, 2001 to November 3, 2001)


                            MONTHLY OPERATING REPORT
  File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

                                                                                                         Document        Explanation
REQUIRED DOCUMENTS                                                                   Form No.            Attached         Attached
Schedule of Cash Receipts and Disbursements                                         MOR-1                    No               No
    Bank Reconciliation (or copies of debtor's bank reconciliations)                MOR-1 (CON'T)            No               No
    Copies of bank statements                                                                                No               No
    Cash disbursements journals                                                                              No               No
Statement of Operations                                                             MOR-2                    No               No
Balance Sheet                                                                       MOR-3                    No               No
Status of Postpetition Taxes                                                        MOR-4                    No               No
    Copies of IRS Form 6123 or payment receipt                                                               No               No
    Copies of tax returns filed during reporting period                                                      No               No
Summary of Unpaid Postpetition Debts                                                MOR-4                    No               No
    Listing of aged accounts payable                                                                         No               No
Accounts Receivable Reconciliation and Aging                                        MOR-5                    No               No
Debtor Questionnaire                                                                MOR-5                    No               No

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

_______________________________________
Signature of Debtor                                  Date

_______________________________________
Signature of Joint Debtor                            Date


_______________________________________
Signature of Authorized Individual*                  Date

John Reilly                                       President
-----------                                       ---------
Printed Name of Authorized Individual             Title of Authorized Individual


*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

                                                                        FORM MOR
                                                                       (9/99)

                         UNITED STATES BANKRUPTCY COURT
                            FOR DISTRICT OF DELAWARE

In re Zany Brainy Direct LLC                                   Case No.  01-1745
      ----------------------                                             -------

     Reporting Period: Fiscal October 2001 (October 7, 2001 to November 3, 2001)
                       ---------------------------------------------------------


                            MONTHLY OPERATING REPORT
 File with Court and submit copy to United States Trustee within 20 days after end of month


Submit copy of report to any official committee appointed in the case.

                                                                                                       Document        Explanation
REQUIRED DOCUMENTS                                                                    Form No.         Attached         Attached
Schedule of Cash Receipts and Disbursements                                         MOR-1                 No               No
    Bank Reconciliation (or copies of debtor's bank reconciliations)                MOR-1 (CON'T)         No               No
    Copies of bank statements                                                                             No               No
    Cash disbursements journals                                                                           No               No
Statement of Operations                                                             MOR-2                 No               No
Balance Sheet                                                                       MOR-3                 No               No
Status of Postpetition Taxes                                                        MOR-4                 No               No
    Copies of IRS Form 6123 or payment receipt                                                            No               No
    Copies of tax returns filed during reporting period                                                   No               No
Summary of Unpaid Postpetition Debts                                                MOR-4                 No               No
    Listing of aged accounts payable                                                                      No               No
Accounts Receivable Reconciliation and Aging                                        MOR-5                 No               No
Debtor Questionnaire                                                                MOR-5                 No               No

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.


_______________________________________
Signature of Debtor                                     Date


_______________________________________
Signature of Joint Debtor                               Date


---------------------------------------
Signature of Authorized Individual*                     Date



John Reilly                                       President
-----------                                       ---------
Printed Name of Authorized Individual             Title of Authorized Individual


*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

                                                                        FORM MOR
                                                                       (9/99)

In re Zany Brainy Direct LLC                                    Case No. 01-1745
      ----------------------                                             -------
                      Debtor

     Reporting Period: Fiscal October 2001 (October 7, 2001 to November 3, 2001)

                              BANK RECONCILIATIONS
                          Continuation Sheet for MOR-1
 A bank reconciliation must be included for each bank account. The debtor's bank reconciliation may be substituted for this page.

                                                Operating                   Payroll                 Tax                    Other
                                          #                       #                      #                      #
BALANCE PER BOOKS

BANK BALANCE
(+) DEPOSITS IN TRANSIT (ATTACH LIST)
(-) OUTSTANDING CHECKS (ATTACH LIST)                 N/A
OTHER (ATTACH EXPLANATION)
ADJUSTED BANK BALANCE *
* Adjusted bank balance must equal
  balance per books

DEPOSITS IN TRANSIT                            Date      Amount      Date      Amount        Date       Amount      Date     Amount







CHECKS OUTSTANDING                             Ck. #     Amount      Ch. #     Amount        Ck. #      Amount      Ck. #    Amount

--------------------------------------------------------------------------------
 In connection with the Transaction, substabtially all of the assets, including cash, was transferreed to the Right Start, Inc. on setember 6, 2001
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                                                               FORM MOR-1 (CONT)
                                                                  (9/99)